THE LAZARD FUNDS, INC.

Lazard International Equity Concentrated Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved the liquidation of Lazard International Equity Concentrated Portfolio (the "Portfolio").

No further investments are being accepted into the Portfolio, except for investments by certain brokers or other financial intermediaries or employee benefit or retirement plans (acting on behalf of their clients or participants) with pre-existing investments in the Portfolio pursuant to an agreement or other arrangement with the Fund, the Distributor or another agent of the Fund regarding Portfolio investments. Promptly upon completion of liquidation of the Portfolio's investments, the Portfolio will redeem all its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder's Portfolio investment.  It is anticipated that the Portfolio's assets will be distributed to shareholders on or about September 2, 2021.

Prior to the liquidation of the Portfolio, depending on the arrangements of any broker or other financial intermediary associated with your account through which Portfolio shares are held, the Fund's exchange privilege may allow you to exchange shares of the Portfolio for shares of the same Class of another series of the Fund in an identically registered account.  Please see the section of the Prospectus entitled "Shareholder Information—Investor Services—Exchange Privilege" for more information.

Dated:  July 2, 2021